Contigencies	12 Months Ended
Mar. 31, 2026
Disclosure of contingent liabilities [abstract]
Contingencies
24.
CONTINGENCIES

In the ordinary course of business, the Predecessor and the Successor may be subject to legal proceedings regarding contractual and employment relationships and a variety of other matters. The Predecessor and the Successor accrue liabilities for such matters when it is probable that future expenditures will be made, and such expenditures can be reasonably estimated. OMS Oilfield Services Arabia Limited (“OMSA”), a wholly-owned subsidiary of the Successor, was previously involved in two tax dispute matters incidental to the ordinary conduct of its business. The tax dispute matters are related to the years ended March 31, 2017 and 2019.

i)
Zakat, Tax and Customs Authority (“ZATCA”) assessment on tax & zakat liability:

As of March 31, 2026 and 2025, the Successor’s accrued provision for the outstanding tax dispute matters related to the year ended March 31, 2017 was $Nil and $2.3 million, respectively. The Tax Appeal Committee issued its decision in favor of the Company with respect to the tax dispute, and the Company has recovered the US$2.3 million previously paid under protest on March 12, 2026. As of March 31, 2026, this tax dispute matter have been resolved with the relevant tax authorities.

ii)
ZATCA assessment on Transfer Pricing:

For the years ended March 31, 2026 and 2025, the Successor’s provision for estimated loss from tax disputes related to the year ended March 31, 2019 was $Nil million and $0.6 million, respectively. The Tax Appeal Committee issued its decision in favor of the relevant tax authorities. As of March 31, 2026, this tax dispute matter has been formally concluded.